SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2007
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                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  0-10652                94-2751350
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(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                                identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 26, 2007, the registrant issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2007 and six months ended June 30, 2007. A copy of the press release is attached hereto as
Exhibit 99.138 and hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  (99.138) Press release dated July 26, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ KEVIN R. WATSON
                                           -------------------------------------
                                           Kevin R. Watson
Dated:   July 26, 2007                     Executive Vice President
                                           Chief Financial Officer